TEMPLETON INSTITUTIONAL FUNDS, INC.

                              Foreign Equity Series

                                  [TIFI LOGO]

                                SEMIANNUAL REPORT

                                  JUNE 30, 1998

[TEMPLETON LOGO]

PAGE

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Mutual funds, annuities, and other investment products:

         -        are not FDIC insured;

         - are not deposits or obligations of, or guaranteed by, any financial institution;

         - are subject to investment risks, including possible loss of the principal amount invested.
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PAGE

June 30, 1998

Dear Shareholder:

         The investment climate in the first half of 1998 was meaningfully influenced by the continued rapid deterioration of economic conditions and corporate health in Asia. Investors seemed to have made the decision, with a notable and brief exception early in the year when some Asian markets temporarily advanced 50-60% in U.S. dollar terms, to evacuate the Asian equity markets in view of the economic calamity that was unfolding there. The resulting flow of money back into the U.S. and Europe did much to lift these markets to valuation levels that many veteran investment managers would not have believed possible earlier in their careers. Moreover, it was the world's most expensive markets that seemed to benefit

                           TOTAL RETURNS AS OF 6/30/98

                                                                               CUMULATIVE
                                  ONE-YEAR       THREE-YEAR     FIVE-YEAR        SINCE
                                   AVERAGE        AVERAGE        AVERAGE     INCEPTION(1),(3)
                                ANNUAL(1),(2)  ANNUAL(1),(2)  ANNUAL(1),(2)    (10/18/90)
TIFI Foreign
Equity Series                       13.3%          18.0%          16.6%          174.6%

MSCI AC World ex
U.S. Free Index(4)                   1.4%           9.4%           9.5%           98.5%
MSCI EAFE Index(4)                   6.4%          11.0%          10.3%           89.1%

(1) The Fund's Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 1% of average net assets through April 30, 1999. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After April 30, 1999, these agreements may end at any time upon notice to the Board. These voluntary agreements did not result in any fee waivers for the Fund for the fiscal year ended December 31, 1997. Past expense waivers by the Fund's Investment Manager and Fund Administrator increased the Fund's total returns. If they had not taken this action, the Fund's total returns would have been lower.

(2) Average annual total return represents the average annual change in value of an investment over the indicated periods.

(3) Cumulative total return represents the change in value of an investment over the indicated periods.

(4) The index is unmanaged, does not contain cash, and does not include management or operating expenses. The index includes reinvested dividends. One cannot invest directly in an index.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount beginning on page 9 of this report.

                                                                    continued...

[GARY MOTYL PHOTO APPEARS HERE]

GARY MOTYL HAS BEEN A PORTFOLIO MANAGER AND RESEARCH ANALYST WITH TEMPLETON INVESTMENT COUNSEL, INC. SINCE 1981. HE CURRENTLY MANAGES SEVERAL INSTITUTIONAL MUTUAL FUNDS, AND IS RESPONSIBLE FOR MANAGING MANY OF OUR SEPARATE ACCOUNT PORTFOLIOS. MR. MOTYL'S RESEARCH RESPONSIBILITIES INCLUDE THE GLOBAL AUTOMOBILE INDUSTRY AND U.S.-BASED UTILITIES AS WELL AS COUNTRY COVERAGE OF GERMANY.

PRIOR TO JOINING THE TEMPLETON ORGANIZATION, MR. MOTYL WORKED FROM 1974 TO 1979 AS A SECURITY ANALYST WITH STANDARD & POOR'S CORPORATION. HE THEN WORKED AS A RESEARCH ANALYST AND PORTFOLIO MANAGER FROM 1979 TO 1981 WITH LANDMARK FIRST NATIONAL BANK. IN THIS CAPACITY HE HAD RESPONSIBILITY FOR EQUITY RESEARCH AND MANAGED SEVERAL PENSION AND PROFIT SHARING PLANS.

MR. MOTYL HOLDS A BACHELOR OF SCIENCE IN FINANCE DEGREE FROM LEHIGH UNIVERSITY IN PENNSYLVANIA AND A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM PACE UNIVERSITY IN NEW YORK, AND IS A CHARTERED FINANCIAL ANALYST.

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC. FOREIGN EQUITY SERIES
letter continued................................................................

                       GEOGRAPHIC DISTRIBUTION ON 6/30/98
               (Equity Assets as a Percentage of Total Net Assets)

[PIE CHART APPEARS HERE]

Europe                   59.5%
North America             3.0%
Australia/New Zealand     5.1%
Asia                      6.0%
Latin America/Caribbean   6.4%

most from this trend while the cheaper markets languished. Markets with price-to-earnings ratios greater than 20x performed significantly better than those selling at less than 20x. The world's largest and most expensive stocks, primarily located in the U.S. and Europe, generally were the best performers in 1998's first half. Only in Japan and Latin America did the least expensive stocks generally outperform. In these regions, however, the absolute level of performance still trailed well behind the pace set in Europe and North America. Investors were willing to pay high prices for the relative "safety" of European shares versus the alternative of exposing themselves to the systemic risks brought about by owning "cheap" shares in seemingly imploding Asian markets, in particular, and emerging markets, in general. By maintaining low weightings in Asian markets, the Templeton Institutional Funds, Inc. Foreign Equity Series ("the Fund") was impacted more indirectly than directly by the Asian market downturn that continued during the first half of 1998. First, our Latin American holdings were negatively affected by investor concerns surrounding emerging market investments in general. Second, due to our strong value bent, our European holdings tended toward the less expensive stocks that underperformed versus high valuation European shares.

         This was clearly a difficult period for Templeton's investment style, which emphasizes diversification and purchasing those stocks selling at a price we believe to be low in relation to long-term earnings potential. Diversifying away from expensive European shares, which now represent 74.2% of the Morgan Stanley Capital International Europe, Australia, Far East ("MSCI EAFE") Index, resulted in the Fund's underperformance in 1998's first half. Our performance relative to the MSCI All Country World ex U.S. Free Index was better than our performance relative to the MSCI EAFE Index during the reporting period. The MSCI All Country World ex U.S. Free Index is also relevant to our investment approach, as it includes Canada and the emerging markets, while the MSCI EAFE Index omits these markets. For the quarter and year-to-date periods ended June 30, 1998, the Fund reported cumulative total returns of -0.8% and 14.8%, respectively, compared to the unmanaged MSCI All Country World ex U.S. Free Index cumulative total returns of -1.5% and 12.0% for these periods. The MSCI EAFE Index reported cumulative total returns of 1.1% and 16.1% for these periods. Please remember that the Fund's performance differs from that of an index because, among other things, an index does not contain cash (the Fund generally carries a certain percentage of cash at any given time), is not managed according to any investment strategy, and includes no management or operating expenses. Of course, one cannot invest directly in an index. Looking forward, we are confident in our analytical team's diligent efforts to identify long-term values. It also remains clear that developments in Asia are likely to continue to have an influential role on the future performance of the world's stock markets.

         Capitalism, even in its purest form, can at times be quite cruel. Should a nation, however, have the temerity to tinker with freely


2

PAGE
 ................................................................................

functioning markets, the penalty it eventually pays for its iniquity is almost assuredly severe. Moreover, the size and scope of the punishment is often linked with the duration of the market interference. Asia's crony capitalism, Hong Kong's tightly controlled property market, Korea's chaebols, China's centrally controlled economy, and Japan's protectionist market policies have all been in place for a long time. These attempts to twist market fundamentals, aided and abetted in some cases by impressive quantities of U.S. dollar debt, finally reached the point where they could no longer be sustained. The economic carnage that has followed the collapse of these efforts to undermine free market forces has been nothing short of horrific. The International Monetary Fund's (IMF) attempts to restore capitalistic purity to these economic systems only increased the pain in the short run. It is abundantly clear to us, however, that the result of this process is an Asian banking system in desperate need of new capital and a corporate sector whose recapitalization needs may eventually be measured in the hundreds of billions of U.S. dollars. The collateral damage from what could go down in history as one of the world's most dramatic economic events may be deep and long lasting. It is not clear that we have yet reached what we at Templeton refer to as "the point of maximum pessimism" in Asia.

         Templeton's security analysts, however, are not timid and are trained to look most closely where the gloom is the deepest. To be sure, it is just such cataclysmic share price declines that we rely on to create the bargain priced shares that we seek to fuel our future performance. At the same time, however, we do not buy stocks simply because the price has declined. Each security that we purchase is closely evaluated to determine a conservative forecast of earnings five years in the future. This process allows our analysts to "look beyond" current problems and focus on future possibilities. As our team of 40 analysts pored over the possibilities, however, they have often been disappointed with their findings due to the implications of the problems we are attempting to look beyond. For example, while we might forecast that an IMF plan may eventually stabilize an Asian nation's currency, leading to growth in GDP and corporate sales, our analysis of an Asian company's earnings potential five years from the present often shows that margins could also be unfavorably impacted by still high debt loads. Alternatively, revenue growth may be reduced by the sale of assets to help restore a company's balance sheet. Or, more commonly, we may forecast improving sales, rising margins, and growing net income, but we also need to anticipate a greater number of shares outstanding due to recapitalization needs. The resulting reduction in earnings per share often leaves many Asian stocks still too expensive to meet our stringent value criteria. Essentially, IMF economic plans can do much to restore long-term economic health to a nation, but they may do nothing to prevent earnings dilution at the company level. Accordingly, our purchases of Asian stocks have been limited to those companies with strong balance sheets, and these have been primarily found in Hong Kong.

                        FUND ASSET ALLOCATION ON 6/30/98

[PIE CHART APPEARS HERE]

Equity*                                      80.0%
Short-Term Investments & Other Net Assets    16.8%
Fixed Income                                  3.2%

*Equity includes convertible and preferred securities


                                                                               3

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC. FOREIGN EQUITY SERIES

letter continued................................................................

     INDUSTRY DIVERSIFICATION ON 6/30/98
        (Percent of Total Net Assets)

   Finance                           23.1%
   Services                          18.7%
   Energy                            12.2%
   Materials                         10.8%
   Capital Equipment                  7.2%
   Consumer Goods                     6.3%
   Multi-Industry                     1.7%

        10 LARGEST POSITIONS ON 6/30/98
         (Percent of Total Net Assets)

   Nokia AB, A                        1.9%
   Rhone-Poulenc SA, A                1.9%
   Banque Nationale de Paris
   BNP, ADR, 144A                     1.6%
   Telefonica SA                      1.6%
   Zuerich Versicherung, new          1.6%
   Telecomunicacoes Brasileiras SA
   (Telebras), pfd, ADR               1.5%
   Axa-UAP                            1.4%
   Argentaria Corporacion
   Bancaria de Espana SA, ADR         1.4%
   Credit Suisse Group, reg.          1.4%
   Societe Elf Aquitaine SA           1.4%

Even here we have been hesitant, given the potential for balance sheet erosion due to the potential decline in property prices and the possibility of a devaluation of the Hong Kong dollar.

         Throughout Asia, economic and stock market reforms that we believe could help to sow the seeds of future prosperity are already being put in place. Unfortunately, in most cases the reforms lead first to pain and later to gain. Stock market pain following economic reform was already seen in Korea, Thailand, and Indonesia. Now, Japan is facing a similar dilemma. Japanese authorities were hesitant to provide greater transparency in the banking system for fear of a loss of confidence in the financial system's integrity and bank runs. Additionally, addressing the banking system's ills could require billions of taxpayer funds from a country that is already squeezing its consumers with high taxes and still running a large fiscal deficit. We believe Japan's protectionist trade policies also need to be torn down. Doing so, however, could likely lead to sharply increased unemployment, bankruptcies, and more bad loans for the nation's banks. Already, the unemployment rate for workers aged 60-64 in Japan is over 12%, and the country's pension funds are badly underfunded. Unemployment benefits could represent a further drain on the federal budget and add to the already high level of government debt. Large-scale layoffs could also take place if Japanese corporations decided to make the creation of shareholder wealth a priority.

         Capital flight increased in Japan as a result of looser regulations on investing overseas. Some government officials are now calling for a return to the old, constrictive regulations in order to stem the flow of money searching for better investment returns and a safer currency. If these regulations are not changed, the capital flight could have negative ramifications for the yen and Japanese bond market which, with yields barely above 1% for long-term bonds as of June 30, 1998, probably represents the world's biggest current investment bubble. Higher bond yields would likely depress Japanese share prices which could, in turn, reduce the capital of the Japanese banks further. A weaker yen may also negatively impact bank capital. Is it any wonder that Japanese government officials appear much like the proverbial deer caught in the headlights? If they do what is right, the intermediate term economic and political costs are likely to be severe and higher than those incurred by continuing the "muddle through" policy for another decade. These are not problems that temporary interventions in the currency market will solve. Should capital continue to exit Japan, however, we believe the government may be forced to more rapidly endorse a more free-market style of capitalism. Initially, the consequences could be negative for investors in Japanese stocks and bonds, but the long-term prospects for attractive returns could be enhanced.

         Templeton's analysts have never made a greater effort to identify long-term values in the Japanese stock market than in the past year. Given the pressures that are coming to bear on Japan, we believe changes that could have favorable long-term consequences for Japanese


4

PAGE


 ................................................................................

corporations are likely to be implemented in the intermediate term. While recognizing that these changes may first cause pain, we began to be more optimistic about increased profit margins and lower corporate tax rates in formulating our long-term earnings estimates. We also began to see movement in the direction of managing companies for the benefit of shareholders. Share repurchases picked up and several companies are beginning to restructure and focus their efforts and capital on those businesses where they have a true competitive advantage. Moreover, corporate Japan, in general, has a strong balance sheet. While our analytical team's efforts thus far have been largely fruitless in identifying a substantial number of Templeton-defined bargains in Japan, we have laid the groundwork for adding Japanese shares as soon as valuations allow.

         While Asia wallowed in economic gore, the U.S. and European markets continued to soar. The "tax cut" these markets received from lower oil and other commodity prices related to Asia's economic crisis actually spurred growth in the western world. The strong performance of these markets is not unjustified. Returns on invested capital moved sharply higher based largely on restructuring initiatives, productivity improvements, and sounder management. Interest rates plunged, as inflation remained subdued, thereby allowing the higher level of earnings to be accorded enhanced P/E valuations. Additionally, there were signs that management is becoming increasingly shareholder-friendly and many investors showed greater interest in equity investments due to both demographics and a lack of suitable investment alternatives. The "New Paradigm" was certainly rewarding, but the question remains as to its sustainability. Thus far, the New Paradigm has beaten off all skeptics, but the developments in Asia, noted above, may represent its greatest challenge yet. As Asia works through its crisis, there is little doubt that Asian demand for U.S. and European manufactured goods will dramatically increase. There is already evidence of this trend, and the impact on corporate profit margins in the industrial sector will likely be much more than a rounding error. Declining demand from Asia also could undercut the western world's economic growth. Profits may also be undermined, or at least slowed, by the year 2000 computer glitch and the spending needed to correct it. The move to the European Monetary Unit is also expected to have a negative impact on the earnings of some sectors in Europe. Clearly, the risks are rising regarding the sustainability of earnings at current above-average levels of return on invested capital. Given the generally open nature of markets in the western world, it seems sensible to assume that the forces of competition could lead capital towards areas of high returns, thereby eventually eroding those same high returns.

         We believe inflation and interest rates should remain at low levels, given the slowing of world economic growth, and might even move lower. This could provide an offset to lower earnings. As Asia enters into the recapitalization phase of its crisis, however, U.S. and European shares may suffer due to attractively priced shares available in Asia.

Total Return Index Comparison
$5,000,000 Investment: 10/18/90-6/30/98

             TIFI-Foreign Equity Series       MS EAFE INDEX        CPI             MSCI AC World ex US Free Index
             --------------------------       -------------        ---             ------------------------------
10/18/90      $5,000,000.00                   $5,000,000.00        $5,000,000.00   $5,000,000.00
10/31/90      $4,969,999.79                   $5,030,345.00        $5,012,580.65   $5,278,000.00
11/30/90      $4,875,000.00                   $4,734,560.71        $5,023,608.32   $4,984,543.20
12/31/90      $4,860,000.13                   $4,814,574.79        $5,023,608.32   $5,075,760.34
1/31/91       $5,005,000.11                   $4,968,641.18        $5,053,749.97   $5,234,631.64
2/28/91       $5,614,714.77                   $5,504,757.57        $5,061,330.60   $5,796,831.08
3/31/91       $5,452,703.32                   $5,175,022.59        $5,068,922.59   $5,478,005.37
4/30/91       $5,503,331.66                   $5,227,290.32        $5,076,525.98   $5,537,715.63
5/31/91       $5,579,274.89                   $5,282,699.59        $5,091,755.56   $5,616,351.19
6/30/91       $5,295,754.37                   $4,897,590.79        $5,106,521.65   $5,225,453.15
7/31/91       $5,604,588.82                   $5,138,062.50        $5,114,181.43   $5,476,797.44
8/31/91       $5,614,714.77                   $5,036,328.86        $5,129,012.55   $5,382,596.53
9/30/91       $5,756,474.79                   $5,319,874.18        $5,151,580.21   $5,656,570.69
10/31/91      $5,736,223.36                   $5,397,012.35        $5,159,307.58   $5,755,560.68
11/30/91      $5,685,594.54                   $5,147,670.38        $5,174,269.57   $5,499,438.23
12/31/91      $5,899,356.20                   $5,415,864.01        $5,177,891.56   $5,784,859.07
1/31/92       $6,060,449.72                   $5,302,130.87        $5,185,658.40   $5,704,449.53
2/29/92       $6,154,883.90                   $5,114,435.43        $5,204,326.77   $5,529,322.93
3/31/92       $6,108,303.64                   $4,776,882.70        $5,230,868.84   $5,194,798.89
4/30/92       $6,304,442.05                   $4,800,767.11        $5,238,192.05   $5,211,941.73
5/31/92       $6,657,490.87                   $5,123,378.66        $5,245,525.52   $5,528,306.59
6/30/92       $6,584,639.48                   $4,882,067.52        $5,264,409.41   $5,261,289.38
7/31/92       $6,360,481.75                   $4,758,551.22        $5,275,464.67   $5,149,223.92
8/31/92       $6,181,155.04                   $5,058,815.80        $5,290,235.97   $5,423,677.55
9/30/92       $6,024,244.63                   $4,960,674.77        $5,305,048.63   $5,312,492.16
10/31/92      $5,811,294.52                   $4,701,727.55        $5,323,616.30   $5,079,273.76
11/30/92      $5,822,502.68                   $4,747,334.31        $5,331,069.37   $5,107,209.76
12/31/92      $5,820,811.46                   $4,773,444.64        $5,327,337.62   $5,150,110.33
1/31/93       $5,843,978.84                   $4,774,399.33        $5,353,441.57   $5,149,595.31
2/28/93       $5,971,399.74                   $4,920,018.51        $5,372,178.62   $5,307,172.93
3/31/93       $6,119,128.07                   $5,350,520.13        $5,390,981.24   $5,743,953.26
4/30/93       $6,316,144.98                   $5,859,889.65        $5,406,075.99   $6,251,144.34
5/31/93       $6,484,189.18                   $5,985,291.29        $5,413,644.50   $6,390,544.85
6/30/93       $6,362,501.96                   $5,893,117.80        $5,421,223.60   $6,313,858.32
7/31/93       $6,466,805.45                   $6,100,555.55        $5,421,223.60   $6,523,478.41
8/31/93       $6,924,581.09                   $6,431,205.66        $5,436,403.03   $6,873,789.20
9/30/93       $6,872,429.34                   $6,287,789.77        $5,447,819.47   $6,732,189.15
10/31/93      $7,278,053.79                   $6,482,711.26        $5,470,155.53   $6,975,894.39
11/30/93      $7,110,009.58                   $5,917,418.83        $5,473,984.64   $6,444,331.24
12/31/93      $7,801,439.17                   $6,345,839.96        $5,473,984.64   $6,946,989.08
1/31/94       $8,357,848.58                   $6,883,967.19        $5,488,764.40   $7,518,031.58
2/28/94       $8,129,427.86                   $6,866,068.87        $5,507,426.20   $7,460,894.54
3/31/94       $7,768,919.31                   $6,571,514.52        $5,526,151.45   $7,119,185.57
4/30/94       $7,881,598.04                   $6,851,461.04        $5,533,888.06   $7,360,525.96
5/31/94       $7,911,250.51                   $6,813,778.00        $5,537,761.78   $7,362,734.12
6/30/94       $7,656,240.01                   $6,911,896.40        $5,556,590.17   $7,415,009.53
7/31/94       $7,988,346.72                   $6,979,632.99        $5,571,592.96   $7,535,874.19
8/31/94       $8,261,148.48                   $7,146,446.22        $5,593,879.34   $7,789,833.15
9/30/94       $8,065,442.93                   $6,922,762.45        $5,608,982.81   $7,596,645.28
10/31/94      $8,237,426.62                   $7,154,674.99        $5,612,909.10   $7,800,995.04
11/30/94      $7,881,598.04                   $6,812,681.53        $5,620,205.88   $7,424,987.08
12/31/94      $7,819,891.47                   $6,856,963.96        $5,620,205.88   $7,407,909.61
1/31/95       $7,594,902.43                   $6,595,027.93        $5,642,686.70   $7,071,590.51
2/28/95       $7,713,478.10                   $6,577,880.86        $5,665,257.45   $7,032,696.77
3/31/95       $7,749,976.88                   $6,989,656.20        $5,683,952.80   $7,430,044.13
4/30/95       $8,090,635.47                   $7,254,564.17        $5,702,709.84   $7,719,815.85
5/31/95       $8,297,463.83                   $7,169,685.77        $5,714,115.26   $7,685,848.66
6/30/95       $8,346,129.26                   $7,045,650.21        $5,725,543.49   $7,579,783.95
7/31/95       $8,759,785.41                   $7,486,003.35        $5,725,543.49   $8,010,315.68
8/31/95       $8,534,707.65                   $7,202,283.82        $5,740,429.91   $7,732,357.73
9/30/95       $8,692,870.59                   $7,344,889.04        $5,751,910.77   $7,864,581.04
10/31/95      $8,504,291.62                   $7,149,514.99        $5,770,892.07   $7,654,596.73
11/30/95      $8,638,121.84                   $7,350,416.36        $5,766,852.45   $7,834,479.75
12/31/95      $8,834,439.23                   $7,648,108.22        $5,762,815.65   $8,143,941.70
1/31/96       $9,117,594.21                   $7,680,995.09        $5,796,816.26   $8,255,513.71
2/29/96       $9,262,240.88                   $7,708,646.67        $5,815,366.08   $8,255,513.71
3/31/96       $9,331,739.67                   $7,874,382.58        $5,845,605.98   $8,409,066.26
4/30/96       $9,672,913.59                   $8,105,101.98        $5,868,403.84   $8,663,860.97
5/31/96       $9,786,637.83                   $7,957,589.13        $5,879,553.81   $8,533,903.05
6/30/96       $9,755,047.53                   $8,004,538.90        $5,883,081.54   $8,577,425.96
7/31/96       $9,502,326.33                   $7,772,407.28        $5,894,259.40   $8,292,655.42
8/31/96       $9,780,319.65                   $7,791,061.05        $5,905,458.49   $8,417,874.51
9/30/96       $9,862,544.30                   $7,999,861.49        $5,924,355.96   $8,549,193.36
10/31/96      $9,957,437.04                   $7,919,862.88        $5,943,313.90   $8,463,701.42
11/30/96     $10,469,858.82                   $8,236,657.39        $5,954,606.19   $8,790,400.30
12/31/96     $10,741,158.03                   $8,132,875.51        $5,954,606.19   $8,688,431.65
1/31/97      $10,938,363.61                   $7,849,851.44        $5,973,660.93   $8,528,564.51
2/28/97      $11,089,454.94                   $7,980,158.97        $5,992,179.28   $8,684,637.24
3/31/97      $11,201,336.73                   $8,011,281.59        $6,007,159.73   $8,666,399.50
4/30/97      $11,148,686.55                   $8,055,343.64        $6,014,368.32   $8,739,197.26
5/31/97      $11,609,375.31                   $8,581,357.58        $6,010,759.70   $9,279,279.65
6/30/97      $12,122,715.50                   $9,056,764.79        $6,017,972.61   $9,791,495.89
7/31/97      $12,563,661.23                   $9,205,295.73        $6,025,194.18   $9,990,263.25
8/31/97      $11,852,883.18                   $8,519,501.20        $6,036,642.05   $9,204,029.54
9/30/97      $12,807,167.84                   $8,998,297.17        $6,051,733.65   $9,701,967.53
10/31/97     $11,859,464.61                   $8,309,027.61        $6,066,862.99   $8,876,330.10
11/30/97     $11,780,488.71                   $8,225,937.33        $6,063,222.87   $8,765,375.97
12/31/97     $11,968,833.04                   $8,299,970.77        $6,055,947.00   $8,866,177.79
1/31/98      $12,113,616.67                   $8,681,487.22        $6,067,210.52   $9,131,276.51
2/28/98      $12,885,800.00                   $9,240,558.94        $6,078,473.45   $9,740,332.65
3/31/98      $13,833,181.85                   $9,527,178.53        $6,089,736.92   $10,077,348.16
4/30/98      $14,013,103.33                   $9,604,757.01        $6,101,000.31   $10,149,905.07
5/31/98      $13,860,862.69                   $9,560,319.16        $6,112,263.67   $9,966,191.79
6/30/98      $13,741,560.00                   $9,634,820.53        $6,119,775.65   $9,928,320.26

Periods ended June 30, 1998

                                                                         Since
                                                                        Inception
                                             One-Year     Five-Year     (10/18/90)
----------------------------------------------------------------------------------
Average Annual
Total Return(1),(2)                             13.3%         16.6%         14.0%
Cumulative
Total Return(1),(3)                             13.3%        115.8%        174.6%

(1) The Fund's Investment Manager and Fund Administrator have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 1% of average net assets through April 30, 1999. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund Administrator has agreed to make certain payments to reduce the Fund's expenses. After April 30, 1999, these agreements may end at any time upon notice to the Board. These voluntary agreements did not result in any fee waivers for the Fund for the fiscal year ended December 31, 1997. Past expense waivers by the Fund's Investment Manager and Fund Administrator increased the Fund's total returns. If they had not taken this action, the Fund's total returns would have been lower.

(2) Average annual total return represents the average annual change in value of an investment over the specified periods.

(3) Cumulative total return represents the change in value of an investment over the indicated periods.

(4) Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

(5) Source: U.S. Bureau of Labor Statistics (7/14/98).

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


                                                                               5

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC. FOREIGN EQUITY SERIES

letter continued................................................................

Investors may also become less enamored with shares in general due to earnings disappointments, the potential for increased political risk (highlighted recently by Indonesia, India, and Pakistan), and demographic changes (baby boomers' preference for fixed income investments may grow as they approach retirement). Veteran investment managers are also having a difficult time ignoring the obvious speculative fever that is apparent in the NASDAQ's valuation levels and most apparent in the meteoric movements in shares of internet-related businesses. Additionally, the surge in mega-mergers, often accompanied by grandiose projections of future market domination and nearly always financed with the expensive stock of the acquiring firm, is another symptom of the extreme optimism that often ushers in a bull market's final stages. Overall, the possibility that returns in the western world over the next five years may not be able to keep up with recent experience is at the forefront of our thinking. Indeed, if the western world were to continue to grow at its recent pace, and Asia does not recover, there would most likely be unsavory political and economic consequences for investors in both regions.

         The Fund increased its Latin American holdings during the period. Share prices in this region were found guilty by association. As Asian markets declined, Latin American markets also fell as numerous investors withdrew funds from emerging markets. While Latin American economies are certainly feeling some pain as a result of the Asian crisis, the decline in share prices seems to be overdone in our opinion. Many Latin American companies have little, if any, debt. In many cases the debt that is on the balance sheet is not dollar-denominated. Moreover, capital investment was generally accomplished at a careful pace as economic conditions were generally poor over the last twenty years. Economic reforms and privatization are also well underway in the region, and banking systems are generally soundly capitalized if not overcapitalized. This stands in stark contrast to the situation in Asia. With valuations on trailing twelve-month earnings in Brazil at less than one-third the level in Germany, it does not appear to be difficult to identify bargains. Even if a currency devaluation were to occur in Brazil, we believe it is unlikely that many companies would need to issue new shares in order to rescue their balance sheets. Indeed, many companies could benefit due to improved export potential. These are the ingredients that lead to attractive long-term investment opportunities, and our analytical team is carefully researching this region to find what we believe are the best positioned companies at least expensive share price relative to future earnings potential.

         This discussion reflects our views, opinions, and portfolio holdings as of June 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


6

PAGE


 ................................................................................

         Of course, it should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and economic, social, political, and other factors in the countries where the Fund is invested. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong equity market has increased 785% in the last 15 years, but has suffered six quarterly declines of more than 20% during that time. (1) These special risks and other considerations are discussed in the Fund's prospectus.

         We would be surprised if the world's most expensive stocks continued their stellar performance over the longer term. As the Asian crisis moves forward, there will come a time when the point of maximum pessimism has been reached. This will likely be quickly followed by a mass exodus of investors from the western world's expensive markets into the markets of Latin America and Asia. While it is always difficult to pinpoint when we have arrived at the point of maximum pessimism, it is usually not too difficult to determine when we are near it. The Templeton investment process is designed to highlight the value in individual stocks that often occurs when other market participants are suffering from undue levels of pessimism. Our team of security analysts has consistently and diligently applied this process, in a wide variety of market conditions, over the years with a focus on long-term success. Therefore, we look forward to a bright future with confidence that the relationship we have enjoyed with you will continue to grow stronger.

         Thank you for allowing us to serve your investment management needs.

Best Regards,

/s/DONALD F. REED

Donald F. Reed, CFA, CIC
President
Templeton Institutional Funds, Inc.



/s/GARY P. MOTYL

Gary P. Motyl, CFA
Executive Vice President
Templeton Investment Counsel, Inc.

(1) Source: Bloomberg. Based on quarterly percentage price change over 15 years ended June 30, 1998. Market returns are measured in Hong Kong dollars.

For the most current portfolio information, please call 1-800-362-6243.


                                                                               7

PAGE



TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Highlights

                                                 SIX MONTHS
                                                    ENDED                            YEAR ENDED DECEMBER 31,
                                                JUNE 30, 1998    ----------------------------------------------------------------
                                                 (UNAUDITED)        1997          1996          1995          1994        1993+
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the
  period)
Net asset value, beginning of period........         $17.36          $16.34        $14.04        $12.86        $13.32      $10.05
                                                ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income......................            .27             .42           .45           .31           .20         .23
 Net realized and unrealized gains
   (losses).................................           2.29            1.43          2.54          1.35          (.16)       3.19
                                                ---------------------------------------------------------------------------------
Total from investment operations............           2.56            1.85          2.99          1.66           .04        3.42
                                                ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income......................             --            (.43)         (.45)         (.31)         (.19)       (.09)
 In excess of net investment income.........             --              --          (.02)           --            --          --
 Net realized gains.........................           (.07)           (.40)         (.14)         (.17)         (.31)       (.06)
 In excess of net realized gains............             --              --          (.08)           --            --          --
                                                ---------------------------------------------------------------------------------
Total distributions.........................           (.07)           (.83)         (.69)         (.48)         (.50)       (.15)
                                                ---------------------------------------------------------------------------------
Net asset value, end of period..............         $19.85          $17.36        $16.34        $14.04        $12.86      $13.32
                                                ==================================================================================

Total Return*...............................         14.80%          11.43%        21.58%        13.00%         0.24%      34.03%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........     $4,637,404      $3,706,006    $2,857,591    $1,817,883    $1,093,227    $407,970
Ratios to average net assets:
 Expenses...................................           .84%**          .84%          .87%          .88%          .95%       1.00%
 Expenses, excluding waiver and payments by
   affiliate................................           .84%**          .84%          .87%          .88%          .95%       1.03%
 Net investment income......................          2.91%**         2.49%         3.20%         2.70%         2.03%       1.73%
Portfolio turnover rate.....................          6.27%          15.25%         7.39%        20.87%         7.90%      42.79%

*Total Return is not annualized.
**Annualized.
+Based on average weighted shares outstanding.

                       See Notes to Financial Statements.

 8

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1998 (UNAUDITED)

                                                                   COUNTRY           SHARES               VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 75.1%
APPLIANCES & HOUSEHOLD DURABLES .9%
Sony Corp. .................................................        Japan               502,300       $   43,250,243
                                                                                                      --------------
AUTOMOBILES 2.2%
Autoliv Inc. ...............................................        Sweden              400,000           12,650,000
Fiat SpA....................................................        Italy             9,222,000           40,487,462
Volvo AB, B.................................................        Sweden            1,586,075           47,234,801
                                                                                                      --------------
                                                                                                         100,372,263
                                                                                                      --------------
BANKING 12.8%
Argentaria Corporacion Bancaria de Espana SA, ADR...........        Spain             1,468,000           66,243,500
Australia & New Zealand Banking Group Ltd. .................      Australia           3,384,161           23,345,401
*Banco Pinto & Sotto Mayor SA...............................       Portugal             710,400           17,633,088
Banque Nationale de Paris BNP, ADR, 144A....................        France              929,500           75,946,576
Barclays Plc. ..............................................    United Kingdom           49,500            1,428,822
BPI Socieda de Gestora de Participacoes Socias SA...........       Portugal             681,408           21,989,352
Canadian Imperial Bank of Commerce..........................        Canada            1,555,200           50,022,753
*Cho Hung Bank Co. Ltd., GDR................................     South Korea            600,000              375,000
*Commercial Bank of Korea Co. Ltd. .........................     South Korea            723,530              440,020
Credit Suisse Group, reg. ..................................     Switzerland            296,100           65,884,593
*Daegu Bank Co. Ltd. .......................................     South Korea            280,613              296,350
Deutsche Bank AG............................................       Germany              710,200           60,140,759
Foreningssparbanken AB, A...................................        Sweden              464,320           13,973,442
HSBC Holdings Plc. .........................................      Hong Kong           1,478,930           36,168,758
*Komercni Banka AS..........................................    Czech Republic          141,500            4,747,813
Komercni Banka AS, GDR, 144A................................    Czech Republic          326,500            4,105,738
Kookmin Bank, GDR, Reg S....................................     South Korea            339,683            1,333,256
*Korea Long Term Credit Bank................................     South Korea            386,977              718,712
Merita Ltd., A..............................................       Finland            8,113,000           53,530,170
National Bank of Canada.....................................        Canada            1,154,200           22,565,197
National Westminster Bank Plc. .............................    United Kingdom           58,300            1,044,719
*Philippine National Bank...................................     Philippines          2,058,512            2,443,557
*PT Bank Pan Indonesia TBK..................................      Indonesia          14,316,000              338,554
*PT Bank Pan Indonesia TBK, wts. ...........................      Indonesia           2,045,142                6,357
*PT Lippo Bank, fgn. .......................................      Indonesia           5,629,500              285,729
Svenska Handelsbanken, A....................................        Sweden            1,354,450           62,840,474
Thai Farmers Bank Public Co. Ltd., fgn. ....................       Thailand           8,000,000            7,044,917
                                                                                                      --------------
                                                                                                         594,893,607
                                                                                                      --------------
BROADCASTING & PUBLISHING .2%
News Corp. Ltd. ............................................      Australia           1,317,422           10,752,401
                                                                                                      --------------
BUILDING MATERIALS & COMPONENTS 1.3%
Pioneer International Ltd. .................................      Australia          10,983,572           26,186,017
*Siam City Cement Public Co. Ltd., fgn. ....................       Thailand             815,746              578,543
Svedala Industri, A.........................................        Sweden            1,355,000           31,432,996
                                                                                                      --------------
                                                                                                          58,197,556
                                                                                                      --------------
BUSINESS & PUBLIC SERVICES 1.2%
Esselte AB, A...............................................        Sweden               63,000            1,398,262
Esselte AB, B...............................................        Sweden              929,400           21,560,020
Hyder Plc. .................................................    United Kingdom        1,083,333           17,008,982
SGS Societe Generale de Surveillance Holdings Ltd., br. ....     Switzerland              1,090            1,847,567
*TNT Post Group NV..........................................     Netherlands            200,000            5,112,575
*Waste Management International Plc. .......................    United Kingdom        1,764,960            9,688,521
                                                                                                      --------------
                                                                                                          56,615,927
                                                                                                      --------------
CHEMICALS 4.4%
Akzo Nobel NV...............................................     Netherlands            522,256           29,024,206
Bayer AG....................................................       Germany              899,230           46,381,337
Courtaulds Plc. ............................................    United Kingdom        1,285,000            9,551,632
Imperial Chemical Industries Plc. ..........................    United Kingdom          387,000            6,237,561
Rhone-Poulenc SA, A.........................................        France            1,561,412           88,065,083

                                                                               9

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1998 (UNAUDITED) (CONT.)

                                                                   COUNTRY           SHARES               VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
CHEMICALS (CONT.)
Solvay SA...................................................       Belgium              311,370       $   24,685,340
Solvay SA, ADR..............................................       Belgium                1,615              128,037
                                                                                                      --------------
                                                                                                         204,073,196
                                                                                                      --------------
CONSTRUCTION & HOUSING .4%
Daito Trust Construction Co. Ltd. ..........................        Japan             1,135,400            8,590,049
Fletcher Challenge Building Ltd. ...........................     New Zealand          1,403,250            1,748,226
Kyudenko Corp. .............................................        Japan               909,000            5,947,127
                                                                                                      --------------
                                                                                                          16,285,402
                                                                                                      --------------
DATA PROCESSING & REPRODUCTION .2%
*Newbridge Networks Corp. ..................................        Canada              475,800           11,372,867
                                                                                                      --------------
ELECTRICAL & ELECTRONICS 4.3%
ABB AB, A...................................................        Sweden              164,000            2,323,791
ABB AG, br. ................................................     Switzerland             19,679           29,061,814
Alcatel Alsthom Cie Generale D'Electricite SA...............        France              216,154           44,010,184
General Electric Co. Plc. ..................................    United Kingdom        3,600,000           31,084,193
Hitachi Ltd. ...............................................        Japan             4,242,000           27,661,563
Philips Electronics NV......................................     Netherlands            760,000           63,887,523
                                                                                                      --------------
                                                                                                         198,029,068
                                                                                                      --------------
ELECTRONIC COMPONENTS & INSTRUMENTS .3%
BICC Plc. ..................................................    United Kingdom        6,281,099           13,728,835
                                                                                                      --------------
ENERGY SOURCES 4.0%
Fletcher Challenge Energy Ltd. .............................     New Zealand          1,405,000            3,354,945
MOL Magyar Olay-Es Gazipari RT, GDS 144A....................       Hungary            1,339,742           36,106,047
Perez Companc SA, B.........................................      Argentina           1,691,000            8,489,669
*Renaissance Energy Ltd. ...................................        Canada              822,800           12,337,384
Repsol SA...................................................        Spain               756,900           41,679,189
Saga Petroleum AS, A........................................        Norway            1,194,500           18,368,541
Societe Elf Aquitane SA.....................................        France              465,808           65,487,397
YPF Sociedad Anonima, ADR...................................      Argentina              46,000            1,382,875
                                                                                                      --------------
                                                                                                         187,206,047
                                                                                                      --------------
FINANCIAL SERVICES 2.3%
Axa-UAP.....................................................        France              594,754           66,892,610
Chile Fund Inc. ............................................        Chile               359,100            4,870,294
India Fund, B...............................................        India             4,211,265            5,410,408
Industrial Credit & Inv. Corp. of India (ICICI).............        India             6,758,750           12,345,186
Industrial Credit & Inv. Corp. of India (ICICI), GDR,
  144A......................................................        India             1,667,800           16,907,323
*Korea International Trust..................................     South Korea                 92              839,500
*Korea International Trust, IDR.............................     South Korea                  2               23,010
                                                                                                      --------------
                                                                                                         107,288,331
                                                                                                      --------------
FOOD & HOUSEHOLD PRODUCTS 1.1%
Albert Fisher Group Plc. ...................................    United Kingdom       30,658,920           11,765,528
*Express Dairies Plc. ......................................    United Kingdom          635,905            1,766,580
Hillsdown Holdings Plc. ....................................    United Kingdom        7,265,010           19,637,128
Northern Foods Plc. ........................................    United Kingdom        1,271,811            4,626,002
Tate & Lyle Plc. ...........................................    United Kingdom        1,450,000           11,516,001
                                                                                                      --------------
                                                                                                          49,311,239
                                                                                                      --------------
FOREST PRODUCTS & PAPER 2.8%
*Asia Pacific Resources International Hldgs. Ltd., A........      Indonesia             103,250              187,141
Asia Pulp & Paper Co. Ltd., ADR.............................      Indonesia             185,100            2,082,375
Assidomaen AB...............................................        Sweden              200,000            5,818,255
Carter Holt Harvey Ltd. ....................................     New Zealand          3,149,000            2,746,207
Cartiere Burgo SPA..........................................        Italy             1,300,760           10,351,636
Enso OY, R..................................................       Finland               54,000              580,703
Fletcher Challenge Ltd. Forestry Division...................     New Zealand         20,122,398           11,281,186
Fletcher Challenge Paper Ltd. ..............................     New Zealand          2,732,500            3,035,465

 10

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1998 (UNAUDITED) (CONT.)

                                                                   COUNTRY           SHARES               VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOREST PRODUCTS & PAPER (CONT.)
Metsa Serla OY, B...........................................       Finland            1,418,000       $   13,698,111
PT Tjiwi Kimia TBK..........................................      Indonesia           2,530,782              316,348
*PT Tjiwi Kimia TBK, wts. ..................................      Indonesia             351,495               19,237
PT Barito Pacific Timber TBK................................      Indonesia           3,652,000               61,689
Stora Kopparbergs Bergslags AB, B...........................        Sweden            1,241,500           19,615,168
Svenska Cellulosa AB, B.....................................        Sweden              600,000           15,536,245
+Unipapel SA................................................        Spain               309,693           10,256,343
UPM-Kymmene Corp. ..........................................       Finland            1,305,000           34,727,374
                                                                                                      --------------
                                                                                                         130,313,483
                                                                                                      --------------
HEALTH & PERSONAL CARE 2.0%
Astra AB, A.................................................        Sweden            1,533,066           31,334,532
Medeva Plc. ................................................    United Kingdom        1,739,171            4,962,096
Nycomed Amersham Plc. ......................................    United Kingdom        7,722,993           57,367,639
                                                                                                      --------------
                                                                                                          93,664,267
                                                                                                      --------------
INDUSTRIAL COMPONENTS 1.0%
BTR Plc. . .................................................    United Kingdom        9,269,000           26,445,740
BTR Plc., A.................................................    United Kingdom        1,117,821            3,018,033
*BTR Plc., B................................................    United Kingdom        1,375,780              791,945
Lucas Varity Plc. ..........................................    United Kingdom        4,600,000           18,324,323
                                                                                                      --------------
                                                                                                          48,580,041
                                                                                                      --------------
INSURANCE 5.1%
Ace Ltd. ...................................................       Bermuda            1,009,500           39,370,500
GIO Australia Holdings Ltd. ................................      Australia           7,735,003           19,849,307
ING Groep NV................................................     Netherlands            886,952           58,077,872
Istituto Nazionale Delle Assicurazioni SpA..................        Italy             9,104,000           25,930,945
Skandia Foersaekrings AB....................................        Sweden            1,500,000           21,442,275
Zuerich Versicherung, new...................................     Switzerland            113,655           72,532,991
                                                                                                      --------------
                                                                                                         237,203,890
                                                                                                      --------------
LEISURE & TOURISM .7%
Kuoni Reisen Holding AG, B..................................     Switzerland              6,765           33,584,157
                                                                                                      --------------
MACHINERY & ENGINEERING 1.0%
Hitachi Koki Co. Ltd. ......................................        Japan                45,000              184,494
New Holland NV..............................................     Netherlands          1,372,000           26,925,500
*Tata Engineering & Locomotive Co Telco, GDR, 144A..........        India               200,000              640,000
VA Technologie AG...........................................       Austria              114,450           14,239,783
VA Technologie AG, 144A.....................................       Austria               28,000            3,483,739
                                                                                                      --------------
                                                                                                          45,473,516
                                                                                                      --------------
MERCHANDISING 2.2%
Dairy Farm International Holdings Ltd. .....................      Hong Kong           1,586,430            1,697,022
House of Fraser Plc. .......................................    United Kingdom        1,750,000            5,124,387
Safeway Plc. ...............................................    United Kingdom        4,650,000           30,529,833
Somerfield Plc. ............................................    United Kingdom        3,110,228           19,849,540
Storehouse Plc. ............................................    United Kingdom       10,968,000           45,933,327
                                                                                                      --------------
                                                                                                         103,134,109
                                                                                                      --------------
METALS & MINING 2.0%
Boehler Uddeholm AG.........................................       Austria               20,450            1,351,095
Boehler Uddeholm AG, 144A...................................       Austria               60,000            3,964,092
Elkem AS....................................................        Norway              872,300           10,458,278
Grupo Mexico SA de CV, B....................................        Mexico            1,297,000            3,557,873
Pechiney SA, A..............................................        France              568,000           22,875,951
RGC Ltd. ...................................................      Australia           7,429,095            7,360,732
Union Miniere NPV...........................................       Belgium              326,270           20,167,186
WMC Ltd. ...................................................      Australia           7,070,000           21,277,510
                                                                                                      --------------
                                                                                                          91,012,717
                                                                                                      --------------

                                                                              11

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1998 (UNAUDITED) (CONT.)

                                                                   COUNTRY           SHARES               VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MISC MATERIALS & COMMODITIES .3%
Golden Hope Plantations Bhd. ...............................       Malaysia           1,960,000       $    1,795,781
Unitor ASA..................................................        Norway              818,735           12,056,696
                                                                                                      --------------
                                                                                                          13,852,477
                                                                                                      --------------
MULTI-INDUSTRY 1.7%
Alfa SA de CV, A............................................        Mexico              752,500            3,123,553
Cie Generale d'Industrie et de Participation CGIP...........        France               25,000           13,211,214
Hicom Holdings Bhd. ........................................       Malaysia           4,800,000            1,215,190
Hutchison Whampoa Ltd. .....................................      Hong Kong           3,333,500           17,595,456
Jardine Matheson Holdings Ltd. .............................      Hong Kong           3,286,341            8,873,121
Jardine Strategic Holdings Ltd. ............................      Hong Kong           5,115,130            9,718,747
Marine Wendel SA............................................        France               29,105            5,357,900
PT Bimantara Citra..........................................      Indonesia           1,301,000               24,174
Swire Pacific Ltd., A.......................................      Hong Kong           4,993,000           18,847,953
                                                                                                      --------------
                                                                                                          77,967,308
                                                                                                      --------------
REAL ESTATE 1.1%
Bail Investissement.........................................        France               92,800           14,796,427
Taylor Woodrow Plc. ........................................    United Kingdom       11,078,810           37,154,884
                                                                                                      --------------
                                                                                                          51,951,311
                                                                                                      --------------
TELECOMMUNICATIONS 9.5%
British Telecommunications Plc. ............................    United Kingdom        2,930,000           36,420,896
Compania De Telecomunicaciones De Chile SA, Spons. ADR......        Chile               707,010           14,361,141
*Digital Telecommunications Philippines Inc. ...............     Philippines         57,462,500            1,791,397
Hong Kong Telecommunications Ltd. ..........................      Hong Kong             255,500              479,767
*Jasmine International Public Co. Ltd., fgn. ...............       Thailand           3,969,000            1,290,160
Koninklijke Ptt Nederland NV................................     Netherlands            200,000            7,698,358
Nokia AB, A.................................................       Finland            1,222,400           90,235,398
Philippine Long Distance Telephone Co., ADR.................     Philippines            709,905           16,061,601
PT Indosat TBK, ADR.........................................      Indonesia             158,300            1,761,088
Rostelecom, ADR.............................................        Russia              690,000            9,228,750
Tele Danmark AS, B..........................................       Denmark               85,000            8,157,627
Telecom Argentina Stet France SA, ADR.......................      Argentina           1,115,400           33,252,863
Telecom Italia SpA, di Risp.................................        Italy            11,224,000           54,612,459
Telefonica de Argentina SA, B, ADR..........................      Argentina           1,520,980           49,336,789
Telefonica SA...............................................        Spain             1,566,245           72,536,920
Telefonos de Mexico SA (Telmex), L, ADR.....................        Mexico              757,306           36,398,020
Videsh Sanchar Nigam Ltd., GDR, 144A........................        India               127,600            1,320,660
                                                                                                      --------------
                                                                                                         434,943,894
                                                                                                      --------------
TEXTILES & APPAREL .2%
Courtaulds Textiles Plc. ...................................    United Kingdom        1,500,000            7,257,984
                                                                                                      --------------
TRANSPORTATION 1.4%
Kvaerner ASA, A.............................................        Norway              450,000           15,247,280
Mayne Nickless Ltd., A......................................      Australia           7,210,251           38,175,226
Qantas Airways Ltd., ADR, 144A..............................      Australia             827,500           12,412,500
                                                                                                      --------------
                                                                                                          65,835,006
                                                                                                      --------------
UTILITIES ELECTRICAL & GAS 8.1%
BG Plc. ....................................................    United Kingdom        7,483,308           43,294,909
British Energy Ltd. ........................................    United Kingdom        3,000,000           26,228,852
Centrais Eletricas Brasileiras SA (Eletrobras), ADR.........        Brazil            1,693,800           24,895,902
*Centrais Geradoras Do Sul Do Brasil SA (Gerasul), ADR......        Brazil              117,000              799,153
*Centrica Plc. .............................................    United Kingdom        6,482,150           10,950,674
*CEZ AS.....................................................    Czech Republic          480,663           13,285,266
Endesa SA, br. .............................................        Spain             1,567,200           34,345,522
Evn Energie-Versorgung Niederoesterreich AG.................       Austria              133,338           19,953,211
Gener SA, ADR...............................................        Chile                63,000            1,149,750
Guangdong Electric Power Development Co Ltd., B, 144A.......        China             2,455,129              912,523
Hong Kong Electric Holdings Ltd. ...........................      Hong Kong           2,799,800            8,671,915

 12

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1998 (UNAUDITED) (CONT.)

                                                                   COUNTRY           SHARES               VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
UTILITIES ELECTRICAL & GAS (CONT.)
Iberdrola SA................................................        Spain             2,999,043       $   48,779,261
Korea Electric Power Corp. .................................     South Korea            628,810            6,709,444
National Power Plc. ........................................    United Kingdom        3,069,416           28,935,496
Nova Corp. .................................................        Canada              365,000            4,220,313
Shandong Huaneng Power Development Co. Ltd., ADR............        China             1,032,965            5,552,187
Thames Water Group Plc. ....................................    United Kingdom        3,439,260           61,974,852
VEBA AG.....................................................       Germany              544,500           37,104,432
                                                                                                      --------------
                                                                                                         377,763,662
                                                                                                      --------------
WHOLESALE & INTERNATIONAL TRADE .4%
Brierley Investments Ltd. ..................................     New Zealand         33,843,199           16,865,294
                                                                                                      --------------
TOTAL COMMON STOCKS (COST $2,510,938,136)...................                                           3,480,780,098
                                                                                                      --------------
PREFERRED STOCKS 4.9%
ABN Amro NV, conv., pfd. ...................................     Netherlands            457,188           41,129,389
Banco Bradesco SA, pfd. ....................................        Brazil        2,401,200,000           20,034,221
Banco Itau SA, pfd. ........................................        Brazil           34,056,000           19,433,650
Cia Vale do Rio Doce, pfd., ADR.............................        Brazil              335,000            6,661,767
Concessioni e Costruzioni Autostrade SPA, B, pfd. ..........        Italy             8,865,000           35,269,489
*Lojas Americanas SA, pfd. .................................        Brazil          396,729,153            2,205,575
News Corp. Ltd., pfd. ......................................      Australia           5,481,457           38,831,768
Telecomunicacoes Brasileiras SA (Telebras), pfd., ADR.......        Brazil              617,800           67,456,038
                                                                                                      --------------
TOTAL PREFERRED STOCKS (COST $142,517,697)..................                                             231,021,897
                                                                                                      --------------
                                                                                    PRINCIPAL
                                                                                    AMOUNT**
                                                                                    --------
BONDS 3.2%
Australia Govt., 8.75%, 8/15/08.............................      Australia          64,000,000AUD        49,184,004
New Zealand Govt., 7.00%, 7/15/09...........................     New Zealand         90,000,000NZD        48,987,749
United Kingdom, 7.25%, 12/07/07.............................    United Kingdom       27,000,000GBP        49,554,510
                                                                                                      --------------
TOTAL BONDS (COST $145,571,523).............................                                             147,726,263
                                                                                                      --------------
SHORT TERM INVESTMENTS (COST $922,155,451) 19.9%
U.S. Treasury Bills, 4.94% to 5.06%, with maturities to
  10/15/98..................................................    United States       928,143,000          922,371,208
                                                                                                      --------------
TOTAL INVESTMENTS (COST $3,721,182,807) 103.1%..............                                           4,781,899,466
OTHER ASSETS, LESS LIABILITIES (3.1%).......................                                            (144,495,912)
                                                                                                      --------------
TOTAL NET ASSETS 100.0%.....................................                                          $4,637,403,554
                                                                                                      ==============

CURRENCY ABBREVIATIONS:

AUD  -- Australian Dollar
GBP  -- British Pound
NZD  -- New Zealand Dollar

*Non-income producing.
**Securities traded in U.S. dollars unless otherwise indicated.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at June 30, 1998, were $10,256,343.


                       See Notes to Financial Statements.
                                                                              13

PAGE



TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)

Assets:
 Investments in securities, at value (cost
  $3,721,182,807)...........................................  $4,781,899,466
 Receivables:
  Investment securities sold................................       5,617,947
  Capital shares sold.......................................      13,620,728
  Dividends and interest....................................      20,132,195
                                                              --------------
     Total assets...........................................   4,821,270,336
                                                              --------------
Liabilities:
 Payables:
  Investment securities purchased...........................     163,963,207
  Capital shares redeemed...................................      13,550,169
  To affiliates.............................................       2,969,239
 Funds advanced by custodian................................       2,560,408
 Accrued liabilities........................................         823,759
                                                              --------------
     Total liabilities......................................     183,866,782
                                                              --------------
Net assets, at value........................................  $4,637,403,554
                                                              ==============
Net assets consist of:
 Undistributed net investment income........................  $   61,882,806
 Net unrealized appreciation................................   1,060,717,087
 Accumulated net realized gain..............................      82,414,973
 Capital shares.............................................   3,432,388,688
                                                              --------------
Net assets, at value........................................  $4,637,403,554
                                                              ==============
Net asset value per share ($4,637,403,554/233,623,150
  shares outstanding).......................................          $19.85
                                                              ==============

                       See Notes to Financial Statements.
 14

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $8,022,817)
 Dividends..................................................    $ 60,787,863
 Interest...................................................      19,762,678
                                                                ------------
     Total investment income................................                       $ 80,550,541
Expenses:
 Management fees (Note 3)...................................      15,046,514
 Administrative fees (Note 3)...............................       1,802,996
 Transfer agent fees (Note 3)...............................           7,300
 Custodian fees.............................................         901,056
 Reports to shareholders....................................          19,000
 Registration and filing fees...............................         123,000
 Professional fees..........................................          23,000
 Directors' fees and expenses...............................          61,000
 Other......................................................           8,400
                                                                ------------
     Total expenses.........................................                         17,992,266
                                                                                   ------------
          Net investment income.............................                         62,558,275
                                                                                   ------------
Realized and unrealized gains:
 Net realized gain from:
  Investments...............................................      85,426,451
  Foreign currency transactions.............................         587,460
                                                                ------------
     Net realized gain......................................                         86,013,911
 Net unrealized appreciation on:
  Investments...............................................     413,813,189
  Translation of assets and liabilities denominated in
    foreign currencies......................................             428
                                                                ------------
     Net unrealized appreciation............................                        413,813,617
                                                                                   ------------
Net realized and unrealized gain............................                        499,827,528
                                                                                   ------------
Net increase in net assets resulting from operations........                       $562,385,803
                                                                                   ============

                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 1998         YEAR ENDED
                                                                  (UNAUDITED)       DECEMBER 31, 1997
                                                                  -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................     $   62,558,275      $   84,964,806
  Net realized gain from investments and foreign currency
   transactions.............................................         86,013,911         111,423,125
  Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................        413,813,617         161,093,064
                                                                -------------------------------------
    Net increase in net assets resulting from operations....        562,385,803         357,480,995
 Distributions to shareholders from:
  Net investment income.....................................                 --         (86,272,005)
  Net realized gains........................................        (15,379,264)        (82,399,083)
 Capital share transactions (Note 2)........................        384,390,871         659,605,504
                                                                -------------------------------------
  Net increase in net assets................................        931,397,410         848,415,411
Net assets:
 Beginning of period........................................      3,706,006,144       2,857,590,733
                                                                -------------------------------------
 End of period..............................................     $4,637,403,554      $3,706,006,144
                                                                =====================================

Undistributed net investment income/(Distributions in excess of net investment income) included in net assets:
 End of period..............................................     $   61,882,806      $     (675,469)
                                                                =====================================


                       See Notes to Financial Statements.
 16

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Foreign Equity Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth through a flexible policy of investing primarily in equity securities and debt obligations of companies and governments outside the United States including emerging markets securities. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

                                                                              17

PAGE


TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Notes to Financial Statements (unaudited) (continued)

2. CAPITAL STOCK

At June 30, 1998, there were 700 million shares authorized ($0.01 par value), of which 355 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                                    SIX MONTHS ENDED                        YEAR ENDED
                                                                     JUNE 30, 1998                       DECEMBER 31, 1997
                                                              ------------------------------------------------------------------
                                                                SHARES          AMOUNT               SHARES           AMOUNT
                                                              ------------------------------------------------------------------
Shares sold.................................................   44,591,162    $ 858,182,977          60,131,124    $1,060,228,157
Shares issued on reinvestment of distributions..............      754,221       14,255,154           8,887,806       151,119,277
Shares redeemed.............................................  (25,151,803)    (488,047,260)        (30,430,203)     (551,741,930)
                                                              ------------------------------------------------------------------
Net increase................................................   20,193,580    $ 384,390,871          38,588,727    $  659,605,504
                                                              ==================================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.70% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE                    AVERAGE DAILY NET ASSETS
------------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

TICI and FT Services have agreed in advance to limit total expenses of the Fund to an annual rate of 1.00% of average net assets through May 1, 1999. For the six months ended June 30, 1998, no reimbursement was necessary under the agreement.

Legal fees of $45,024 were paid to a law firm in which a partner is an officer of the Fund.

4. INCOME TAXES

At June 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $3,722,123,028 was as follows:

Unrealized appreciation.....................................    $1,365,721,156
Unrealized depreciation.....................................      (305,944,718)
                                                                --------------
Net unrealized appreciation.................................    $1,059,776,438
                                                                ==============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 1998 aggregated $399,109,164 and $222,759,602, respectively.

 18

PAGE

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PAGE


This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc., which contains more complete information, including risk factors, charges, and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

                                                          Principal Underwriter:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                            100 Fountain Parkway
                                                                  P.O. Box 33030
                                              St. Petersburg, Florida 33733-8030

                                          Institutional Services: 1-800-321-8563
                                                Fund Information: 1-800-362-6243

                                 [RECYCLE LOGO]

ZT454 S 6/98